UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 26, 2010

PET DRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51596	56-2517815
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

215 Centerview Drive, Suite 360
Brentwood, Tennessee 37027
(Address of Principal Executive Offices, Zip Code)

(615) 369-1914
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 26, 2010, Pet DRx Corporation (the “Company”) received a Nasdaq Stock Market (“Nasdaq”) Staff Determination Letter notifying the Company that it is not in compliance with the requirements for continued listing under Nasdaq Marketplace Rule 5550(b)(1) due to its failure to maintain a minimum of $2,500,000 in stockholders’ equity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 27, 2010                                                                    PET DRX CORPORATION.

By:           /s/ Tomas W. Fuller
Name:      Tomas W. Fuller
Title:        Chief Financial Officer